T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.

T. ROWE PRICE INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND
T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUND, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.

T. ROWE PRICE RETIREMENT FUNDS, INC.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.

T. ROWE PRICE STATE TAX-FREE INCOME TRUST

T. ROWE PRICE STRATEGIC INCOME FUND, INC.

T. ROWE PRICE SUMMIT FUNDS, INC.

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.

T. ROWE PRICE VALUE FUND, INC.

POWER OF ATTORNEY

 RESOLVED, that the Corporation does hereby constitute and authorize Edward C. Bernard, Margery K. Neale and David Oestreicher, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable the Corporation/Trust to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933, as amended, of shares of the Corporation/Trust, to be offered by the Corporation/Trust, and the registration of the Corporation/Trust under the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the name of the Corporation/Trust on its behalf, and to sign the names of each of such directors/trustees and officers on his behalf as such director/trustee or officer to any (i) Registration Statement on Form N-1A or N-14 of the Corporation/Trust filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended; (ii) Registration Statement on Form N-1A or N-14 of the Corporation/Trust under the Investment Company Act of 1940, as amended; (iii) amendment or supplement (including, but not limited to, Post-Effective Amendments adding additional series or classes of the Corporation/ Trust) to said Registration Statement; and (iv) instruments or documents filed or to be filed as a part of or in connection with such Registration Statement, including Articles Supplementary, Articles of Amendment, and other instruments with respect to the Articles of Incorporation or Master Trust Agreement of the Corporation/Trust.

 IN WITNESS WHEREOF, the above named Corporations/Trusts have caused these presents to be signed and the same attested by its Secretary, each thereunto duly authorized by its Board of Directors/Trustees, and each of the undersigned has hereunto set his hand and seal as of the day set opposite his name.

ALL CORPORATIONS/TRUSTS /s/Edward C. Bernard
Edward C. Bernard /s/Gregory K. Hinkle	Chairman of the Board (Principal Executive Officer) Director/Trustee	April 29, 2014
Gregory K. Hinkle /s/William R. Brody	Treasurer (Principal Financial Officer)	April 29, 2014
William R. Brody /s/Anthony W. Deering	Director/Trustee	April 29, 2014
Anthony W. Deering /s/Donald W. Dick, Jr.	Director/Trustee	April 29, 2014
Donald W. Dick, Jr. /s/Bruce W. Duncan	Director/Trustee	April 29, 2014
Bruce W. Duncan /s/Robert J. Gerrard, Jr.	Director/Trustee	April 29, 2014
Robert J. Gerrard, Jr. /s/Karen N. Horn	Director/Trustee	April 29, 2014
Karen N. Horn	Director/Trustee	April 29, 2014

(Signatures Continued)

ALL CORPORATIONS/TRUSTS /s/Paul F. McBride
Paul F. McBride /s/Cecilia E. Rouse	Director/Trustee	April 29, 2014
Cecilia E. Rouse /s/John G. Schreiber	Director/Trustee	April 29, 2014
John G. Schreiber /s/Mark R. Tercek	Director/Trustee	April 29, 2014
Mark R. Tercek	Director/Trustee	April 29, 2014

(Signatures Continued)

MICHAEL C. GITLIN, Director/Trustee

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.

T. ROWE PRICE INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE STATE TAX-FREE INCOME TRUST

T. ROWE PRICE STRATEGIC INCOME FUND, INC.

T. ROWE PRICE SUMMIT FUNDS, INC.

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.

/s/Michael C. Gitlin

Michael C. Gitlin	April 29, 2014

(Signatures Continued)

BRIAN C. ROGERS, Director/Trustee

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE INDEX TRUST, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RETIREMENT FUNDS, INC.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE VALUE FUND, INC.

/s/Brian C. Rogers

Brian C. Rogers	April 29, 2014

(Signatures Continued)

ATTEST:

/s/Patricia B. Lippert

Patricia B. Lippert, Secretary